                                                                 Exhibit (g)(23)

       SECOND AMENDMENT TO AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT
                                  ("AMENDMENT")

Reference is made to the Automatic and Facultative Reinsurance Agreement, dated effective April 29, 1999 (herein the "Agreement"), by and between IDS Life Insurance Company and [name of reinsurance company], under which reinsurance is provided for policies issued on the "VUL-III" plans and related riders. The undersigned parties hereby agree that the Agreement shall be and is hereby amended as follows:

      1. The following provision shall be added at the end of section 1 of Schedule B: "For policy years beginning before January 1, 2006, standard non-tobacco allowances shall be applied to juvenile policies up to an attained age of twenty years old for purposes of determining reinsurance premiums; for policy years beginning on or after January 1, 2006, standard tobacco allowances shall be applied to juvenile policies up to an attained age of twenty years old for purposes of determining reinsurance premiums. For all policies regardless of policy year, if the attained age of the policyholder is twenty years or older, the allowance corresponding to the applicable underwriting class as specified in the table in section 1.a. of this Schedule B shall be applied."

      2. This revision shall be applied retrospectively to the effective date of the Agreement.

Capitalized terms not otherwise defined herein have the meaning ascribed to them as in the Agreement. Except as expressly amended above, all other terms of the Agreement, together with all exhibits and attachments thereto, remain in full force and effect. This Amendment is effective immediately upon execution by both of the undersigned parties. This Amendment is made in duplicate and executed below by authorized representatives of both parties.

IDS LIFE INSURANCE COMPANY                     [NAME OF REINSURANCE COMPANY]


By:      /s/ Timothy V. Bechtold              By:      [signature]
        -----------------------------                  (signature)
        (signature)

        Timothy V. Bechtold                             [signature]
        -----------------------------
        (print or type name)                            (print or type name)

Title:  President                             Title:    [title]

Date:   Dec. 30, 2005                         Date:     Jan 17, 2006


Attest: /s/ Charles R. Casswell               Attest:   [signature]
        -----------------------------
        (signature)                                     (signature)

Title:  Reinsurance Officer                   Title:    [title]

          AMENDMENT TO AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT
                                  ("AMENDMENT")

Reference is made to the Automatic and Facultative Reinsurance Agreement, dated effective November 15, 2000 (herein the "Agreement"), by and between IDS Life Insurance Company of New York and [name of reinsurance company], under which reinsurance is provided for policies issued on the "VUL-III" plans and related riders. The undersigned parties hereby agree that the Agreement shall be and is hereby amended as follows:

      1. The following provision shall be added at the end of section 1 of Schedule B: "For policy years beginning before January 1, 2006, standard non-tobacco allowances shall be applied to juvenile policies up to an attained age of twenty years old for purposes of determining reinsurance premiums; for policy years beginning on or after January 1, 2006, standard tobacco allowances shall be applied to juvenile policies up to an attained age of twenty years old for purposes of determining reinsurance premiums. For all policies regardless of policy year, if the attained age of the policyholder is twenty years or older, the allowance corresponding to the applicable underwriting class as specified in the table in section l.a. of this Schedule B shall be applied."

      2. This revision shall be applied retrospectively to the effective date of the Agreement.

Capitalized terms not otherwise defined herein have the meaning ascribed to them as in the Agreement. Except as expressly amended above, all other terms of the Agreement, together with all exhibits and attachments thereto, remain in full force and effect. This Amendment is effective immediately upon execution by both of the undersigned parties. This Amendment is made in duplicate and executed below by authorized representatives of both parties.

IDS LIFE INSURANCE COMPANY OF NEW YORK        [NAME OF REINSURANCE COMPANY]


By:      /s/ Timothy V. Bechtold              By:      [signature]
        -----------------------------                  (signature)
        (signature)

        Timothy V. Bechtold                             [signature]
        -----------------------------
        (print or type name)                            (print or type name)

Title:  President                             Title:    [title]

Date:   Dec. 30, 2005                         Date:     Jan 17, 2006


Attest: /s/ [ILLEGIBLE]                       Attest:   [signature]
        -----------------------------
        (signature)                                     (signature)

Title:  Reinsurance Officer                   Title:    [title]


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